UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2008

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On December 3, 2008, State Street Corporation announced a plan to reduce its operating costs and support its long-term growth while aligning the organization to meet the challenges and opportunities presented by the current market environment. To reduce its operating cost base, State Street is initiating a reduction in force of approximately 6 percent of the company’s global workforce. The reductions of approximately 1,600 to 1,800 positions will occur principally between now and the end of the first quarter of 2009. State Street expects its total costs for the plan to be approximately $325 million to $350 million, of which approximately $295 million to $315 million are expected to relate to severance and benefit costs. In connection with the reduction and other cost reduction initiatives, State Street expects to record total pre-tax charges of approximately $325 million to $350 million, or $0.51 to $0.55 per share after-tax.

Forward-Looking Statements

This Current Report on Form 8-K contains statements, including statements about State Street’s plans to reduce its operating cost base and the associated costs, that are considered “forward looking statements” within the meaning of United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing State Street’s expectations or beliefs as of any date subsequent to the date of this report.

Important factors that may affect future results and outcomes include:

•

The finalization and execution of our plan to reduce our operating costs and support State Street’s long-term growth while aligning the organization to meet the challenges and opportunities presented by the current market environment;

•	The financial strength of the counterparties with which we or our customers do business and with which we have investment or financial exposure;

•	The liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of our customers;

•	Potential changes to the competitive environment due to the effects of consolidation, regulation and perceptions of State Street as a suitable service provider or counterparty;

•

The level and volatility of interest rates, particularly in the U.S., Europe and the Asia/Pacific region; and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally;

•	Economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets in the U.S. and internationally;

•

Our ability to measure the fair value of securities in our investment securities portfolio and in the asset-backed commercial paper conduits we administer, particularly given current market conditions for many of these securities;

•

The credit quality and credit agency ratings of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss, the maintenance of credit agency ratings for our debt obligations as well as the level of credibility of credit agency ratings;

•	Our ability to attract non-interest bearing deposits and other low-cost funds;

•

The possibility that changes in accounting rules, market conditions or asset performance may require any off-balance sheet activities, including the asset-backed commercial paper conduits we administer, to be consolidated into our financial statements, requiring the recognition of unrealized losses, if any;

•

The results of litigation and similar disputes and, in particular, the effect that current or potential litigation may have on our reputation and State Street Global Advisors’, or SSgA’s, reputation, and our ability to attract and retain customers; and the possibility that the ultimate costs of the legal exposure associated with certain of SSgA’s actively managed fixed-income strategies may exceed or be below the level of the related reserve, in view of the uncertainties of the timing and outcome of litigation and the amounts involved;

•	The possibility of further developments of the nature that previously gave rise to the legal exposure associated with certain of SSgA’s actively managed fixed-income and other investment strategies;

•	Our ability to integrate acquisitions into our business, including the acquisition of Investors Financial Services Corp., or Investors Financial;

•	The performance and demand for the products and services we offer, including the level and timing of withdrawals from our collective investment products;

•	The enactment of legislation and changes in regulation and enforcement that impact us and our customers, as well as the effects of legal and regulatory proceedings, including litigation;

•	Our ability to continue to achieve growth in revenue, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements;

•	Our ability to navigate systemic risks and control operating risks;

•	Our ability to obtain quality and timely services from third parties with which we contract;

•	Trends in the globalization of investment activity and the growth on a worldwide basis in financial assets and the resulting sovereign and monetary policy risks;

•	Trends in governmental and corporate pension plans and savings rates;

•	Changes in accounting standards and practices, including changes in the interpretation of existing standards, that impact our consolidated financial statements; and

•	Changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that impact the amount of taxes due.

Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street’s 2007 Annual Report on Form 10-K and its subsequent SEC filings, including, in particular, its Current Report on Form 8-K dated October 15, 2008. State Street encourages investors to read these filings, particularly the “Risk Factors” sections, and its subsequent SEC filings for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this report speak only as of the date hereof, December 3, 2008, and State Street does not undertake efforts to revise those forward-looking statements to reflect events after this date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/s/ James J. Malerba
Name: Title:	James J. Malerba Executive Vice President and Corporate Controller

Date: December 3, 2008